UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

This report on Form N-CSR relates solely to the Registrant’s Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund

Fidelity® International Capital Appreciation Fund

Fidelity® Overseas Fund

Fidelity® Worldwide Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity® Diversified International Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	16.02%	5.13%	6.52%
Class K	16.14%	5.26%	6.67%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,801	Fidelity® Diversified International Fund
$17,206	MSCI EAFE Index

Fidelity® Diversified International Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Bill Bower:  For the fiscal year, the fund gained 16.02%, handily outperforming the 11.30% result of benchmark MSCI EAFE Index. Favorable stock selection was the primary driver of the fund’s outperformance the past 12 months, as our picks in 10 of 11 equity sectors outperformed the index. By sector, the biggest contribution to the fund’s relative result came from picks in the financials sector, followed by choices in information technology and industrials. Regionally, choices in emerging markets added the most value, with notable outperformance in China and India. Stock picking in the non-benchmark U.S. region, along with Japan, also contributed meaningfully. In terms of individual stocks, an overweighted stake in Japanese optical and glass products manufacturer Hoya (+58%) helped more than any other investment the past year. A large position in photolithography systems manufacturer ASML (+54%) also helped. Conversely, being underweighted in the higher-dividend-yielding and strong-performing utilities and real estate sectors held back the fund’s performance relative to the index. At the stock level, not owning Switzerland-based food and beverage manufacturer Nestle (+29%), an index constituent, weighed on the fund’s relative result. An overweighting in Norway-based oil & gas company Equinor (-26%) also hurt this period. Elsewhere, a cash position of roughly 4%, on average, also detracted in an uptrending market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Diversified International Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	17.2%
Germany	11.2%
United Kingdom	10.9%
United States of America*	8.1%
France	7.8%
Netherlands	7.0%
Switzerland	6.3%
India	4.2%
Canada	3.1%
Other	24.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.1

Top Ten Stocks as of October 31, 2019

% of fund's net assets
SAP SE (Germany, Software)	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
AIA Group Ltd. (Hong Kong, Insurance)	1.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.7
Unilever NV (Netherlands, Personal Products)	1.5
Keyence Corp. (Japan, Electronic Equipment & Components)	1.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.3
HDFC Bank Ltd. (India, Banks)	1.2
17.2

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	19.1
Information Technology	16.0
Industrials	15.9
Health Care	14.2
Consumer Discretionary	8.7
Consumer Staples	8.7
Materials	5.7
Communication Services	3.9
Energy	2.9
Utilities	2.0

Fidelity® Diversified International Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 1.1%
CSL Ltd.	520,302	$91,758,543
Magellan Financial Group Ltd.	1,615,631	53,587,161

TOTAL AUSTRALIA		145,345,704

Bailiwick of Jersey - 0.8%
Experian PLC	2,280,900	71,736,809
Ferguson PLC	425,195	36,308,819

TOTAL BAILIWICK OF JERSEY		108,045,628

Belgium - 0.9%
KBC Groep NV	1,712,828	120,120,738
Bermuda - 1.8%
China Gas Holdings Ltd.	4,719,000	20,102,658
Credicorp Ltd. (United States)	240,700	51,519,428
Hiscox Ltd.	2,460,300	47,453,679
IHS Markit Ltd. (a)	957,800	67,065,156
Marvell Technology Group Ltd.	1,909,900	46,582,461

TOTAL BERMUDA		232,723,382

Brazil - 0.8%
BM&F BOVESPA SA	3,061,000	36,925,865
Notre Dame Intermedica Participacoes SA	1,656,844	24,787,593
Rumo SA (a)	6,466,900	36,764,822

TOTAL BRAZIL		98,478,280

Canada - 3.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,806,762	144,155,416
Cenovus Energy, Inc. (Canada)	3,954,884	33,690,531
Constellation Software, Inc.	59,822	59,083,025
Fairfax India Holdings Corp. (a)(b)	2,487,700	28,111,010
Franco-Nevada Corp.	389,900	37,832,526
Kirkland Lake Gold Ltd.	776,800	36,477,929
Waste Connection, Inc. (Canada)	280,800	25,937,384
Wheaton Precious Metals Corp.	1,284,700	36,011,787

TOTAL CANADA		401,299,608

Cayman Islands - 1.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	591,500	104,500,305
Anta Sports Products Ltd.	5,332,000	52,158,271
Tencent Holdings Ltd.	1,732,700	70,283,367
Zai Lab Ltd. ADR (a)	477,727	16,142,395

TOTAL CAYMAN ISLANDS		243,084,338

China - 1.0%
Kweichow Moutai Co. Ltd. (A Shares)	371,060	62,104,165
Ping An Insurance Group Co. of China Ltd. (H Shares)	4,772,500	55,083,197
Yantai Jereh Oilfield Services (A Shares)	1,675,100	7,285,593

TOTAL CHINA		124,472,955

Denmark - 1.5%
DSV A/S	947,500	91,938,108
Netcompany Group A/S (a)(b)	498,865	21,239,072
ORSTED A/S (b)	927,800	81,384,021

TOTAL DENMARK		194,561,201

France - 7.8%
Amundi SA (b)	938,813	67,011,721
Capgemini SA	886,200	99,776,846
Danone SA	1,032,100	85,500,509
Dassault Systemes SA	205,600	31,197,038
Edenred SA	415,345	21,864,658
Essilor International SA	146,100	22,290,921
Kering SA	73,964	42,087,444
Legrand SA	670,000	52,292,625
LVMH Moet Hennessy Louis Vuitton SE	401,538	171,479,224
Pernod Ricard SA	218,300	40,294,284
Sanofi SA	1,391,532	128,281,377
SR Teleperformance SA	520,400	117,937,711
VINCI SA	1,145,000	128,468,062

TOTAL FRANCE		1,008,482,420

Germany - 11.2%
adidas AG	451,102	139,287,128
Allianz SE	550,200	134,371,335
Bayer AG	1,138,976	88,357,427
Deutsche Borse AG	730,400	113,109,523
Deutsche Post AG	2,252,819	79,774,067
Hannover Reuck SE	479,700	84,959,495
Linde PLC	758,934	150,031,329
Morphosys AG (a)	110,100	11,990,886
Morphosys AG sponsored ADR (a)	706,473	19,230,195
MTU Aero Engines Holdings AG	73,500	19,624,707
RWE AG	3,404,000	103,757,832
SAP SE	2,358,489	312,503,292
Scout24 AG (b)	853,700	52,795,698
Symrise AG	758,900	73,027,493
Vonovia SE	1,443,600	76,815,346

TOTAL GERMANY		1,459,635,753

Hong Kong - 2.0%
AIA Group Ltd.	22,693,400	225,985,979
Techtronic Industries Co. Ltd.	3,732,000	29,165,635

TOTAL HONG KONG		255,151,614

India - 4.2%
Axis Bank Ltd.	5,610,005	58,084,159
HDFC Bank Ltd.	9,011,094	156,016,120
Housing Development Finance Corp. Ltd.	4,267,447	127,982,441
Kotak Mahindra Bank Ltd.	2,399,205	53,175,208
Reliance Industries Ltd.	6,755,912	139,147,622
Tech Mahindra Ltd.	1,291,800	13,441,411

TOTAL INDIA		547,846,961

Indonesia - 1.1%
PT Bank Central Asia Tbk	32,234,100	72,150,478
PT Bank Rakyat Indonesia Tbk	231,774,100	69,447,695

TOTAL INDONESIA		141,598,173

Ireland - 2.7%
CRH PLC	2,053,100	74,842,192
DCC PLC (United Kingdom)	213,589	20,020,023
Kerry Group PLC Class A	739,600	89,416,546
Kingspan Group PLC (Ireland)	1,565,800	81,134,805
Ryanair Holdings PLC sponsored ADR (a)	1,065,199	79,506,453

TOTAL IRELAND		344,920,019

Italy - 1.4%
Enel SpA	8,674,900	67,233,635
FinecoBank SpA	3,025,500	34,080,836
Moncler SpA	652,500	25,135,907
Recordati SpA	1,214,800	51,037,819

TOTAL ITALY		177,488,197

Japan - 17.2%
Astellas Pharma, Inc.	816,200	14,008,191
Bandai Namco Holdings, Inc.	598,200	36,782,831
Daikin Industries Ltd.	655,000	91,673,563
Hoya Corp.	2,472,800	218,539,214
Iriso Electronics Co. Ltd.	201,800	9,977,482
Itochu Corp.	3,412,900	71,356,514
Kao Corp.	1,278,000	102,749,522
Keyence Corp.	299,920	189,638,341
KH Neochem Co. Ltd.	666,700	16,235,445
Minebea Mitsumi, Inc.	7,492,700	142,297,986
Misumi Group, Inc.	1,584,600	39,834,883
Nabtesco Corp.	583,100	18,562,873
Nidec Corp.	190,700	28,075,957
Nitori Holdings Co. Ltd.	632,200	96,227,877
Oracle Corp. Japan	208,500	18,326,353
ORIX Corp.	6,775,900	106,482,553
PALTAC Corp.	380,300	18,340,160
Persol Holdings Co., Ltd.	2,504,500	48,106,489
Recruit Holdings Co. Ltd.	3,838,300	127,562,230
Renesas Electronics Corp. (a)	8,738,603	59,157,524
ROHM Co. Ltd.	167,500	13,270,828
Shin-Etsu Chemical Co. Ltd.	1,033,800	115,269,974
Shiseido Co. Ltd.	1,096,700	90,420,667
SMC Corp.	257,700	111,337,019
SoftBank Corp.	934,900	35,962,252
Sony Corp.	1,428,000	86,921,145
Suzuki Motor Corp.	1,114,600	52,624,853
Tokyo Electron Ltd.	373,600	75,690,830
Tsuruha Holdings, Inc.	907,914	102,129,938
Welcia Holdings Co. Ltd.	1,025,700	58,937,015
Yahoo! Japan Corp.	12,903,900	39,727,472

TOTAL JAPAN		2,236,227,981

Korea (South) - 0.7%
LG Chemical Ltd.	92,218	24,230,776
SK Hynix, Inc.	925,080	64,818,601

TOTAL KOREA (SOUTH)		89,049,377

Luxembourg - 0.7%
B&M European Value Retail SA	15,530,263	74,493,718
Globant SA (a)	135,900	12,674,034

TOTAL LUXEMBOURG		87,167,752

Mexico - 0.1%
Grupo Financiero Banorte S.A.B. de CV Series O	2,270,200	12,391,599
Netherlands - 7.0%
Adyen BV (a)(b)	16,499	11,581,800
ASML Holding NV	957,800	250,914,866
Ferrari NV	167,500	26,798,289
Heineken NV (Bearer)	617,000	62,937,294
InterXion Holding NV (a)	438,200	38,658,004
Koninklijke Philips Electronics NV	2,333,700	102,389,030
NXP Semiconductors NV	946,500	107,598,120
Unilever NV	3,316,957	195,883,344
Wolters Kluwer NV	1,571,400	115,705,492

TOTAL NETHERLANDS		912,466,239

New Zealand - 0.3%
Ryman Healthcare Group Ltd.	5,313,328	43,914,398
Norway - 1.4%
Adevinta ASA:
rights 11/12/19 (a)	2,876,500	439,788
Class B	4,309,600	49,206,244
Equinor ASA	3,449,500	63,804,956
Schibsted ASA (A Shares)	2,331,100	68,441,359

TOTAL NORWAY		181,892,347

South Africa - 0.1%
Capitec Bank Holdings Ltd.	212,000	19,262,881
Spain - 0.7%
Amadeus IT Holding SA Class A	230,600	17,061,864
Cellnex Telecom SA (a)	366,210	15,790,059
Cellnex Telecom SA (b)	1,208,300	52,098,873
Masmovil Ibercom SA (a)	183,865	4,248,939

TOTAL SPAIN		89,199,735

Sweden - 2.3%
ASSA ABLOY AB (B Shares)	3,991,700	94,796,406
Coor Service Management Holding AB (b)	937,622	8,011,207
EQT AB (a)	821,500	7,881,744
Ericsson (B Shares)	7,659,000	66,930,398
Hexagon AB (B Shares)	1,024,200	52,282,919
Indutrade AB	1,152,300	35,467,502
Svenska Handelsbanken AB (A Shares)	2,986,900	29,975,967

TOTAL SWEDEN		295,346,143

Switzerland - 6.3%
Alcon, Inc. (Switzerland) (a)	1,627,120	96,093,270
Julius Baer Group Ltd.	1,209,040	53,540,682
Lonza Group AG	201,877	72,647,070
Medacta Group SA (b)	166,000	13,562,696
Roche Holding AG (participation certificate)	946,724	284,922,251
Sika AG	879,231	151,069,087
Sonova Holding AG Class B	204,990	46,961,723
Swiss Re Ltd.	752,840	78,832,612
Temenos Group AG	178,190	25,423,459

TOTAL SWITZERLAND		823,052,850

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,349,300	121,294,359
United Kingdom - 10.9%
Aon PLC	326,400	63,047,424
Ascential PLC (b)	4,875,073	22,051,721
AstraZeneca PLC (United Kingdom)	2,306,139	224,888,376
Beazley PLC	4,587,800	34,854,561
Big Yellow Group PLC	1,397,400	20,671,594
BP PLC sponsored ADR	2,983,400	113,100,694
Coca-Cola European Partners PLC	958,200	51,273,282
Compass Group PLC	3,766,288	100,273,988
InterContinental Hotel Group PLC	687,440	41,600,255
Lloyds Banking Group PLC	88,374,500	65,008,967
London Stock Exchange Group PLC	1,569,100	141,405,459
M&G PLC (a)	8,198,881	22,706,459
Network International Holdings PLC (b)	4,564,382	31,986,475
Ocado Group PLC (a)	977,112	16,821,180
Prudential PLC	8,198,881	143,208,521
RELX PLC (Euronext N.V.)	5,017,099	120,640,501
Rentokil Initial PLC	11,212,300	66,010,911
Smith & Nephew PLC	3,816,100	81,917,976
Standard Chartered PLC (United Kingdom)	6,388,957	58,014,307

TOTAL UNITED KINGDOM		1,419,482,651

United States of America - 6.0%
10X Genomics, Inc. (a)	21,000	1,218,000
Alphabet, Inc. Class C (a)	56,803	71,578,028
Amgen, Inc.	215,900	46,040,675
Becton, Dickinson & Co.	222,100	56,857,600
Boston Scientific Corp. (a)	1,563,328	65,190,778
Coty, Inc. Class A	3,260,260	38,112,439
IQVIA Holdings, Inc. (a)	443,400	64,035,828
Marsh & McLennan Companies, Inc.	626,900	64,959,378
MasterCard, Inc. Class A	468,100	129,574,761
Microsoft Corp.	561,100	80,444,907
The Booking Holdings, Inc. (a)	12,600	25,814,502
Visa, Inc. Class A	721,600	129,065,376

TOTAL UNITED STATES OF AMERICA		772,892,272

TOTAL COMMON STOCKS
(Cost $9,003,168,742)		12,706,895,555

Money Market Funds - 1.9%
Fidelity Cash Central Fund 1.83% (c)
(Cost $252,253,559)	252,230,144	252,280,590
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $9,255,422,301)		12,959,176,145
NET OTHER ASSETS (LIABILITIES) - 0.2%		22,156,348
NET ASSETS - 100%		$12,981,332,493

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
JPY	1,000,000	USD	9,182	State Street Bank And Trust Co.	11/13/19	$83
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$83
					Unrealized Appreciation	83

Currency Abbreviations

JPY – Japanese yen

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $389,834,294 or 3.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,088,430
Fidelity Securities Lending Cash Central Fund	1,826,007
Total	$12,914,437

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$482,623,800	$336,650,709	$145,973,091	$--
Consumer Discretionary	1,133,637,998	477,229,394	656,408,604	--
Consumer Staples	1,123,914,421	622,072,605	501,841,816	--
Energy	357,029,396	210,596,181	146,433,215	--
Financials	2,490,749,182	832,133,737	1,658,615,445	--
Health Care	1,864,773,311	585,796,528	1,278,976,783	--
Industrials	2,078,979,377	1,239,901,003	839,078,374	--
Information Technology	2,090,194,446	1,331,257,987	758,936,459	--
Materials	715,028,538	508,680,927	206,347,611	--
Real Estate	97,486,940	97,486,940	--	--
Utilities	272,478,146	185,141,853	87,336,293	--
Money Market Funds	252,280,590	252,280,590	--	--
Total Investments in Securities:	$12,959,176,145	$6,679,228,454	$6,279,947,691	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$83	$--	$83	$--
Total Assets	$83	$--	$83	$--
Total Derivative Instruments:	$83	$--	$83	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$83	$0
Total Foreign Exchange Risk	83	0
Total Value of Derivatives	$83	$0

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,003,168,742)	$12,706,895,555
Fidelity Central Funds (cost $252,253,559)	252,280,590
Total Investment in Securities (cost $9,255,422,301)		$12,959,176,145
Foreign currency held at value (cost $455,427)		462,145
Receivable for investments sold		27,083,926
Unrealized appreciation on forward foreign currency contracts		83
Receivable for fund shares sold		5,845,645
Dividends receivable		41,897,171
Distributions receivable from Fidelity Central Funds		435,264
Prepaid expenses		24,184
Other receivables		2,035,753
Total assets		13,036,960,316
Liabilities
Payable for investments purchased	$19,681,046
Payable for fund shares redeemed	15,278,295
Accrued management fee	7,475,178
Other affiliated payables	1,540,477
Other payables and accrued expenses	11,652,827
Total liabilities		55,627,823
Net Assets		$12,981,332,493
Net Assets consist of:
Paid in capital		$9,360,098,688
Total accumulated earnings (loss)		3,621,233,805
Net Assets		$12,981,332,493
Net Asset Value and Maximum Offering Price
Diversified International:
Net Asset Value, offering price and redemption price per share ($8,734,681,557 ÷ 225,905,199 shares)		$38.67
Class K:
Net Asset Value, offering price and redemption price per share ($4,246,650,936 ÷ 109,986,134 shares)		$38.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$276,108,487
Non-Cash dividends		22,537,974
Income from Fidelity Central Funds (including $1,826,007 from security lending)		12,914,437
Income before foreign taxes withheld		311,560,898
Less foreign taxes withheld		(22,397,356)
Total income		289,163,542
Expenses
Management fee
Basic fee	$88,360,511
Performance adjustment	(13,546,450)
Transfer agent fees	16,875,129
Accounting and security lending fees	1,912,998
Custodian fees and expenses	1,283,942
Independent trustees' fees and expenses	76,645
Registration fees	99,082
Audit	150,440
Legal	60,570
Miscellaneous	99,082
Total expenses before reductions	95,371,949
Expense reductions	(805,899)
Total expenses after reductions		94,566,050
Net investment income (loss)		194,597,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,486,525
Redemptions in-kind with affiliated entities	187,169,018
Fidelity Central Funds	13,696
Foreign currency transactions	(1,541,981)
Total net realized gain (loss)		264,127,258
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $9,352,890)	1,507,851,516
Fidelity Central Funds	111,993
Forward foreign currency contracts	83
Assets and liabilities in foreign currencies	691,162
Total change in net unrealized appreciation (depreciation)		1,508,654,754
Net gain (loss)		1,772,782,012
Net increase (decrease) in net assets resulting from operations		$1,967,379,504

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$194,597,492	$228,505,229
Net realized gain (loss)	264,127,258	1,827,251,570
Change in net unrealized appreciation (depreciation)	1,508,654,754	(3,417,451,891)
Net increase (decrease) in net assets resulting from operations	1,967,379,504	(1,361,695,092)
Distributions to shareholders	(905,624,719)	(992,277,149)
Share transactions - net increase (decrease)	(2,354,610,292)	(3,220,213,051)
Total increase (decrease) in net assets	(1,292,855,507)	(5,574,185,292)
Net Assets
Beginning of period	14,274,188,000	19,848,373,292
End of period	$12,981,332,493	$14,274,188,000

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$35.72	$41.39	$34.28	$36.07	$36.22
Income from Investment Operations
Net investment income (loss)A	.50	.50	.41	.39	.36
Net realized and unrealized gain (loss)	4.77	(4.05)	7.15	(1.71)	.80
Total from investment operations	5.27	(3.55)	7.56	(1.32)	1.16
Distributions from net investment income	(.43)	(.43)	(.38)	(.33)B	(.40)
Distributions from net realized gain	(1.89)	(1.69)	(.07)	(.14)B	(.92)
Total distributions	(2.32)	(2.12)	(.45)	(.47)	(1.31)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$38.67	$35.72	$41.39	$34.28	$36.07
Total ReturnE	16.02%	(9.05)%	22.38%	(3.70)%	3.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.81%	.94%	1.05%	1.00%
Expenses net of fee waivers, if any	.75%	.80%	.94%	1.05%	.99%
Expenses net of all reductions	.75%	.79%	.93%	1.05%	.99%
Net investment income (loss)	1.42%	1.27%	1.10%	1.15%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$8,734,682	$9,275,299	$11,349,633	$10,990,703	$13,059,983
Portfolio turnover rateH,I	37%	30%	37%	24%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$35.68	$41.35	$34.25	$36.04	$36.20
Income from Investment Operations
Net investment income (loss)A	.55	.55	.45	.44	.40
Net realized and unrealized gain (loss)	4.74	(4.05)	7.15	(1.71)	.80
Total from investment operations	5.29	(3.50)	7.60	(1.27)	1.20
Distributions from net investment income	(.47)	(.48)	(.43)	(.38)B	(.45)
Distributions from net realized gain	(1.89)	(1.69)	(.07)	(.14)B	(.92)
Total distributions	(2.36)	(2.17)	(.50)	(.52)	(1.36)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$38.61	$35.68	$41.35	$34.25	$36.04
Total ReturnE	16.14%	(8.95)%	22.55%	(3.57)%	3.40%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.69%	.82%	.92%	.87%
Expenses net of fee waivers, if any	.63%	.69%	.81%	.92%	.87%
Expenses net of all reductions	.63%	.67%	.81%	.92%	.86%
Net investment income (loss)	1.54%	1.39%	1.22%	1.28%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$4,246,651	$4,998,889	$8,498,740	$8,608,956	$10,143,540
Portfolio turnover rateH,I	37%	30%	37%	24%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,596,468 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), certain deemed distributions, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,827,477,149
Gross unrealized depreciation	(195,302,835)
Net unrealized appreciation (depreciation)	$3,632,174,314
Tax Cost	$9,327,001,831

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$182,010,129
Capital loss carryforward	$(181,640,726)
Net unrealized appreciation (depreciation) on securities and other investments	$3,631,813,762

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(181,640,726)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$172,128,327	$ 221,765,143
Long-term Capital Gains	733,496,392	770,512,006
Total	$905,624,719	$ 992,277,149

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,711,798,222 and $5,958,145,237, respectively.

Unaffiliated Redemptions In-Kind. During the period, 18,179,740 shares of the Fund were redeemed in-kind for investments and cash with a value of $627,237,242. The net realized gain of $175,534,803 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 64,249,823 shares of the Fund were redeemed in-kind for investments and cash with a value of $2,569,847,364. The Fund had a net realized gain of $907,269,340 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$14,858,934.17
Class K	2,016,195.05
	$16,875,129

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $17,559 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 14,735,066 shares of the Fund were redeemed in-kind for investments and cash with a value of $563,382,003. The net realized gain of $187,169,018 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35,835 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $389. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $687,327 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $13,329.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $105,243.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Diversified International	$589,277,164	$578,499,998
Class K	316,347,555	413,777,151
Total	$905,624,719	$992,277,149

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Diversified International
Shares sold	27,702,187	29,835,455	$976,921,173	$1,174,373,008
Reinvestment of distributions	16,919,211	13,661,964	546,998,101	537,871,482
Shares redeemed	(78,402,082)(a),(b)	(57,997,016)(c)	(2,804,225,170)(a),(b)	(2,309,553,360)(c)
Net increase (decrease)	(33,780,684)	(14,499,597)	$(1,280,305,896)	$(597,308,870)
Class K
Shares sold	17,427,136	29,277,888	$617,045,574	$1,163,459,637
Reinvestment of distributions	9,807,521	10,532,806	316,292,568	413,728,634
Shares redeemed	(57,363,841)(a)	(105,246,564)(c)	(2,007,642,538)(a)	(4,200,092,452)(c)
Net increase (decrease)	(30,129,184)	(65,435,870)	$(1,074,304,396)	$(2,622,904,181)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Capital Appreciation Fund	22.45%	8.34%	9.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation Fund on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$25,409	Fidelity® International Capital Appreciation Fund
$16,440	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund gained 22.45%, well ahead of the 11.47%advance of the benchmark MSCI ACWI (All Country World Index) ex USA Index. Stock selection in financials, industrials and consumer-oriented sectors all contributed meaningfully to performance versus the benchmark the past 12 months, as did a sizable overweighting in information technology. Geographically, positioning in Continental Europe proved rewarding, particularly in France, Germany and the Netherlands. In emerging markets, exposure to China and India stood out. The fund’s top relative contributor was B3 (Brasil Bolsa Balcao), Brazil’s stock exchange. The fund also benefited from overweighted exposure to two China-based liquor manufacturers, Kweichow Moutai and Wuliangye Yibin – both sold by period end – as well as out-of-benchmark positions in two suppliers of commercial and military aircraft parts, TransDigm Group and Heico. Conversely, picks in the retailing segment of consumer discretionary and the fund's positioning in semiconductors & semiconductor equipment detracted modestly, as did a cash position averaging about 2%. A non-benchmark stake in MercadoLibre, a Latin American operator of e-commerce marketplaces, was the portfolio's largest relative detractor. Overweighting Taiwan Semiconductor Manufacturing and Belgium-based Umicore – a producer of electric-vehicle battery cathodes that I sold from the fund – also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Capital Appreciation Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
France	13.0%
United Kingdom	9.1%
Canada	8.7%
Germany	6.4%
Switzerland	6.4%
Japan	6.2%
Cayman Islands	5.9%
Netherlands	5.7%
United States of America*	5.3%
Other	33.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	97.2
Short-Term Investments and Net Other Assets (Liabilities)	2.8

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.1
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9
Unilever NV (Netherlands, Personal Products)	1.5
SAP SE (Germany, Software)	1.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.5
AIA Group Ltd. (Hong Kong, Insurance)	1.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.4
Diageo PLC (United Kingdom, Beverages)	1.3
17.0

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	22.9
Information Technology	18.9
Consumer Discretionary	14.3
Consumer Staples	13.3
Financials	13.0
Materials	4.9
Communication Services	3.0
Health Care	2.8
Utilities	2.2
Real Estate	1.9

Fidelity® International Capital Appreciation Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 1.8%
Sydney Airport unit	5,195,265	$31,464,844
Transurban Group unit	3,100,800	31,758,231

TOTAL AUSTRALIA		63,223,075

Bailiwick of Jersey - 0.9%
Experian PLC	1,041,918	32,769,465
Bermuda - 1.6%
Hiscox Ltd.	1,468,300	28,320,220
IHS Markit Ltd. (a)	404,488	28,322,250

TOTAL BERMUDA		56,642,470

Brazil - 2.8%
BM&F BOVESPA SA	3,025,800	36,501,235
Lojas Renner SA	2,402,200	30,398,117
Rumo SA (a)	5,229,500	29,730,108

TOTAL BRAZIL		96,629,460

Canada - 8.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,118,136	33,533,044
Brookfield Asset Management, Inc.	675,545	37,323,861
Canadian National Railway Co.	446,374	39,923,208
Canadian Pacific Railway Ltd.	155,091	35,267,865
CGI Group, Inc. Class A (sub. vtg.) (a)	409,285	31,814,288
Constellation Software, Inc.	32,624	32,220,999
Restaurant Brands International, Inc.	495,700	32,430,695
Thomson Reuters Corp.	460,900	30,972,788
Waste Connection, Inc. (Canada)	331,252	30,597,615

TOTAL CANADA		304,084,363

Cayman Islands - 5.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	417,524	73,763,965
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	276,376	33,734,455
Shenzhou International Group Holdings Ltd.	2,205,700	30,479,805
Tencent Holdings Ltd.	1,688,900	68,506,711

TOTAL CAYMAN ISLANDS		206,484,936

China - 1.1%
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,408,500	39,340,194
Denmark - 1.9%
Coloplast A/S Series B	269,500	32,474,533
DSV A/S	343,600	33,340,300

TOTAL DENMARK		65,814,833

Finland - 0.8%
Kone OYJ (B Shares)	458,900	29,193,709
France - 13.0%
Air Liquide SA	287,210	38,150,745
Dassault Systemes SA	240,857	36,546,814
Edenred SA	641,358	33,762,471
Hermes International SCA	48,940	35,205,895
Kering SA	63,507	36,137,138
L'Oreal SA	149,771	43,730,966
LVMH Moet Hennessy Louis Vuitton SE	119,760	51,144,230
Pernod Ricard SA	205,582	37,946,768
Remy Cointreau SA	229,082	30,633,869
Safran SA	232,036	36,709,326
SR Teleperformance SA	143,754	32,578,820
VINCI SA	339,729	38,117,315

TOTAL FRANCE		450,664,357

Germany - 6.4%
adidas AG	119,511	36,901,508
Deutsche Borse AG	217,900	33,743,928
Nemetschek Se	606,585	30,849,506
SAP SE	396,800	52,576,588
Symrise AG	321,800	30,966,198
Vonovia SE	681,900	36,284,556

TOTAL GERMANY		221,322,284

Hong Kong - 1.4%
AIA Group Ltd.	4,999,800	49,789,132
India - 2.9%
HDFC Bank Ltd.	1,784,864	30,902,747
Housing Development Finance Corp. Ltd.	1,277,704	38,318,854
Kotak Mahindra Bank Ltd.	1,339,764	29,694,098

TOTAL INDIA		98,915,699

Indonesia - 0.9%
PT Bank Central Asia Tbk	13,987,900	31,309,504
Ireland - 2.7%
Kerry Group PLC Class A	259,400	31,361,076
Kingspan Group PLC (Ireland)	612,508	31,738,228
Linde PLC	152,700	30,288,045

TOTAL IRELAND		93,387,349

Israel - 0.9%
NICE Systems Ltd. sponsored ADR (a)	204,945	32,338,272
Italy - 3.7%
Amplifon SpA	1,258,354	31,605,519
Davide Campari-Milano SpA	3,103,200	28,432,107
Enel SpA	4,938,900	38,278,274
Moncler SpA	742,277	28,594,338

TOTAL ITALY		126,910,238

Japan - 6.2%
Hoya Corp.	392,400	34,679,225
Kao Corp.	452,700	36,396,486
Keyence Corp.	61,480	38,873,584
OBIC Co. Ltd.	277,400	34,731,929
Recruit Holdings Co. Ltd.	1,127,400	37,468,061
Shiseido Co. Ltd.	421,000	34,710,587

TOTAL JAPAN		216,859,872

Netherlands - 5.7%
ASML Holding NV (Netherlands)	182,060	47,720,586
Ferrari NV	211,600	33,853,839
InterXion Holding NV (a)	357,683	31,554,794
Unilever NV	902,400	53,291,354
Wolters Kluwer NV	435,200	32,044,693

TOTAL NETHERLANDS		198,465,266

Philippines - 0.9%
SM Prime Holdings, Inc.	42,071,300	32,280,499
Spain - 4.1%
Amadeus IT Holding SA Class A	476,200	35,233,563
Cellnex Telecom SA (b)	729,673	31,461,674
Cellnex Telecom SA (a)	211,833	9,133,709
Ferrovial SA	1,025,400	30,260,413
Iberdrola SA	3,657,744	37,597,944

TOTAL SPAIN		143,687,303

Sweden - 2.9%
ASSA ABLOY AB (B Shares)	1,396,600	33,166,987
Atlas Copco AB (A Shares)	935,600	33,051,271
Hexagon AB (B Shares)	676,400	34,528,575

TOTAL SWEDEN		100,746,833

Switzerland - 6.4%
Givaudan SA	11,011	32,335,395
Nestle SA (Reg. S)	807,900	86,430,225
Partners Group Holding AG	40,671	31,712,249
Sika AG	209,218	35,947,746
Temenos Group AG	241,267	34,423,041

TOTAL SWITZERLAND		220,848,656

Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	6,909,000	67,579,193
United Kingdom - 9.1%
Ashtead Group PLC	1,101,200	33,492,797
Atlassian Corp. PLC (a)	276,500	33,398,435
Compass Group PLC	1,405,888	37,430,488
Diageo PLC	1,102,322	45,119,118
Halma PLC	1,310,900	31,813,422
London Stock Exchange Group PLC	348,800	31,433,448
Prudential PLC	1,928,000	33,676,063
RELX PLC (London Stock Exchange)	1,609,730	38,742,342
Rentokil Initial PLC	5,429,600	31,966,041

TOTAL UNITED KINGDOM		317,072,154

United States of America - 2.5%
MasterCard, Inc. Class A	100,224	27,743,005
MercadoLibre, Inc. (a)	60,060	31,322,491
Visa, Inc. Class A	157,812	28,226,254

TOTAL UNITED STATES OF AMERICA		87,291,750

TOTAL COMMON STOCKS
(Cost $2,795,941,682)		3,383,650,866

Money Market Funds - 2.8%
Fidelity Cash Central Fund 1.83% (c)
(Cost $97,464,250)	97,444,782	97,464,271
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $2,893,405,932)		3,481,115,137
NET OTHER ASSETS (LIABILITIES) - 0.0%		(350,552)
NET ASSETS - 100%		$3,480,764,585

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,461,674 or 0.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,203,871
Fidelity Securities Lending Cash Central Fund	567,880
Total	$1,771,751

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$109,102,094	$40,595,383	$68,506,711	$--
Consumer Discretionary	491,396,964	372,342,441	119,054,523	--
Consumer Staples	461,585,600	258,929,184	202,656,416	--
Financials	452,065,533	133,857,565	318,207,968	--
Health Care	98,759,277	64,080,052	34,679,225	--
Industrials	796,439,148	662,581,025	133,858,123	--
Information Technology	662,172,848	420,690,968	241,481,880	--
Materials	167,688,129	167,688,129	--	--
Real Estate	68,565,055	36,284,556	32,280,499	--
Utilities	75,876,218	--	75,876,218	--
Money Market Funds	97,464,271	97,464,271	--	--
Total Investments in Securities:	$3,481,115,137	$2,254,513,574	$1,226,601,563	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,795,941,682)	$3,383,650,866
Fidelity Central Funds (cost $97,464,250)	97,464,271
Total Investment in Securities (cost $2,893,405,932)		$3,481,115,137
Foreign currency held at value (cost $(6,805,613))		3,748,387
Receivable for investments sold		41,569,769
Receivable for fund shares sold		5,787,948
Dividends receivable		3,367,038
Distributions receivable from Fidelity Central Funds		131,455
Prepaid expenses		5,204
Other receivables		1,151,704
Total assets		3,536,876,642
Liabilities
Payable for investments purchased	$51,090,854
Payable for fund shares redeemed	912,889
Accrued management fee	2,300,275
Other affiliated payables	540,167
Other payables and accrued expenses	1,267,872
Total liabilities		56,112,057
Net Assets		$3,480,764,585
Net Assets consist of:
Paid in capital		$2,777,069,406
Total accumulated earnings (loss)		703,695,179
Net Assets, for 155,318,078 shares outstanding		$3,480,764,585
Net Asset Value, offering price and redemption price per share ($3,480,764,585 ÷ 155,318,078 shares)		$22.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$38,755,026
Non-Cash dividends		11,611,474
Income from Fidelity Central Funds (including $567,880 from security lending)		1,771,751
Income before foreign taxes withheld		52,138,251
Less foreign taxes withheld		(3,439,027)
Total income		48,699,224
Expenses
Management fee
Basic fee	$18,402,000
Performance adjustment	2,609,343
Transfer agent fees	4,444,421
Accounting and security lending fees	1,165,421
Custodian fees and expenses	353,938
Independent trustees' fees and expenses	14,396
Registration fees	133,623
Audit	99,297
Legal	6,885
Interest	33,856
Miscellaneous	16,640
Total expenses before reductions	27,279,820
Expense reductions	(388,648)
Total expenses after reductions		26,891,172
Net investment income (loss)		21,808,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	115,600,412
Fidelity Central Funds	1,156
Foreign currency transactions	(463,708)
Total net realized gain (loss)		115,137,860
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $950,723)	391,340,998
Fidelity Central Funds	21
Assets and liabilities in foreign currencies	101,027
Total change in net unrealized appreciation (depreciation)		391,442,046
Net gain (loss)		506,579,906
Net increase (decrease) in net assets resulting from operations		$528,387,958

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,808,052	$12,533,988
Net realized gain (loss)	115,137,860	62,085,898
Change in net unrealized appreciation (depreciation)	391,442,046	(264,254,852)
Net increase (decrease) in net assets resulting from operations	528,387,958	(189,634,966)
Distributions to shareholders	(61,297,938)	(70,699,058)
Share transactions
Proceeds from sales of shares	1,248,280,152	806,157,755
Reinvestment of distributions	49,190,814	55,240,406
Cost of shares redeemed	(448,878,222)	(548,013,633)
Net increase (decrease) in net assets resulting from share transactions	848,592,744	313,384,528
Total increase (decrease) in net assets	1,315,682,764	53,050,504
Net Assets
Beginning of period	2,165,081,821	2,112,031,317
End of period	$3,480,764,585	$2,165,081,821
Other Information
Shares
Sold	60,147,411	38,562,264
Issued in reinvestment of distributions	2,708,745	2,676,277
Redeemed	(22,432,438)	(26,615,439)
Net increase (decrease)	40,423,718	14,623,102

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.84	$21.06	$16.81	$16.98	$17.22
Income from Investment Operations
Net investment income (loss)A	.17B	.11	.09	.12	.11
Net realized and unrealized gain (loss)	3.93	(1.63)	4.27	(.03)	.56
Total from investment operations	4.10	(1.52)	4.36	.09	.67
Distributions from net investment income	(.08)	(.07)	(.11)	(.07)	(.09)
Distributions from net realized gain	(.45)	(.63)	–	(.19)	(.81)
Total distributions	(.53)	(.70)	(.11)	(.26)	(.91)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$22.41	$18.84	$21.06	$16.81	$16.98
Total ReturnE	22.45%	(7.51)%	26.13%	.53%	3.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%	1.06%	1.12%	1.14%	1.13%
Expenses net of fee waivers, if any	1.01%	1.06%	1.12%	1.14%	1.13%
Expenses net of all reductions	1.00%	1.01%	1.10%	1.12%	1.11%
Net investment income (loss)	.81%B	.54%	.50%	.69%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$3,480,765	$2,165,082	$2,112,031	$1,782,912	$1,379,660
Portfolio turnover rateH	131%I	157%I	178%I	167%	187%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 C Total distributions of $.91 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.813 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$606,226,893
Gross unrealized depreciation	(21,331,537)
Net unrealized appreciation (depreciation)	$584,895,356
Tax Cost	$2,896,219,781

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,289,805
Undistributed long-term capital gain	$98,581,481
Net unrealized appreciation (depreciation) on securities and other investments	$584,774,615

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$9,527,582	$ 7,081,356
Long-term Capital Gains	51,770,356	63,617,702
Total	$61,297,938	$ 70,699,058

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,195,677,882 and $3,452,266,222, respectively.

Unaffiliated Redemptions In-Kind. During the period, 478,492 shares of the Fund were redeemed in-kind for investments and cash with a value of $9,668,871. The net realized gain of $2,622,350 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 1,386,625 shares of the Fund were redeemed in-kind for investments and cash with a value of $29,374,572. The Fund had a net realized gain of $8,546,160 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,425 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,873,389	2.62%	$33,856

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,795 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $11. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $370,556 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,148.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $16,944.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 31% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 32% of the total outstanding shares of the Fund.

Fidelity® Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Overseas Fund	13.78%	7.31%	7.39%
Class K	13.90%	7.44%	7.55%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$20,407	Fidelity® Overseas Fund
$17,206	MSCI EAFE Index

Fidelity® Overseas Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Vincent Montemaggiore:  For the year, the fund’s share classes returned roughly 14%, topping the 11.30% return of the benchmark MSCI EAFE Index. Favorable stock selection and a sizable overweighting in information technology jointly added the most value versus the benchmark. Picks in industrials, financials and consumer discretionary also contributed meaningfully. Geographically, security selection in the U.K. and Japan notably helped, as did non-benchmark exposure to the United States. At the stock level, Japan-based Hoya was our top relative contributor, delivering accelerating growth and a positive outlook in several of the firm’s technology businesses. The fund’s overweight in London Stock Exchange Group also contributed, as did a non-benchmark stake in Canada-based Constellation Software. Conversely, positioning in consumer staples and real estate worked against the fund’s relative performance, along with avoiding utilities. Regionally, stock selection in Continental Europe weighed most on our result versus the benchmark. Among individual holdings, overweighting Norwegian energy producer Equinor hurt relative performance most the past year. Not owning shares of Swiss food and beverage giant Nestle earlier in the period and overweighting Swedish bank Swedbank – which I sold from the fund – further detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Overseas Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	16.2%
United Kingdom	13.7%
Switzerland	9.7%
France	9.5%
Netherlands	8.7%
United States of America*	8.2%
Germany	7.6%
Sweden	4.2%
Ireland	3.1%
Other	19.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	97.5
Investment Companies	0.5
Short-Term Investments and Net Other Assets (Liabilities)	2.0

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0
Unilever NV (Netherlands, Personal Products)	2.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
AIA Group Ltd. (Hong Kong, Insurance)	1.8
SAP SE (Germany, Software)	1.8
Diageo PLC (United Kingdom, Beverages)	1.8
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.5
Total SA (France, Oil, Gas & Consumable Fuels)	1.4
18.2

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	19.0
Financials	18.6
Health Care	13.8
Consumer Staples	13.8
Information Technology	13.2
Consumer Discretionary	9.5
Materials	3.8
Energy	2.3
Communication Services	2.3
Real Estate	1.3

Fidelity® Overseas Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Austria - 0.5%
Erste Group Bank AG	1,043,300	$36,850,974
Bailiwick of Jersey - 1.6%
Experian PLC	2,372,879	74,629,650
Sanne Group PLC	5,495,854	37,588,607

TOTAL BAILIWICK OF JERSEY		112,218,257

Belgium - 1.3%
KBC Groep NV	1,288,954	90,394,427
Bermuda - 2.3%
Credicorp Ltd. (United States)	184,900	39,575,996
Hiscox Ltd.	2,659,400	51,293,873
IHS Markit Ltd. (a)	1,099,900	77,014,998

TOTAL BERMUDA		167,884,867

Brazil - 0.6%
IRB Brasil Resseguros SA	4,793,100	45,164,256
Canada - 1.1%
Constellation Software, Inc.	79,600	78,616,709
Denmark - 1.4%
DSV A/S	763,600	74,093,868
Netcompany Group A/S (a)(b)	589,687	25,105,800

TOTAL DENMARK		99,199,668

France - 9.5%
ALTEN	405,035	44,473,364
Amundi SA (b)	567,206	40,486,711
Capgemini SA	657,733	74,053,853
Danone SA	1,093,300	90,570,397
Edenred SA	1,006,044	52,960,329
Elior SA (b)(c)	1,083,000	13,999,212
Essilor International SA	308,500	47,068,783
LVMH Moet Hennessy Louis Vuitton SE	319,763	136,556,717
SR Teleperformance SA	364,000	82,492,942
Total SA	1,982,260	104,798,609

TOTAL FRANCE		687,460,917

Germany - 7.3%
adidas AG	287,742	88,846,329
Bayer AG	625,688	48,538,496
Deutsche Borse AG	453,800	70,275,331
Deutsche Post AG	1,462,847	51,800,546
Hannover Reuck SE	415,600	73,606,767
SAP SE	972,845	128,903,405
Vonovia SE	1,269,500	67,551,318

TOTAL GERMANY		529,522,192

Hong Kong - 1.8%
AIA Group Ltd.	13,368,000	133,121,549
India - 0.4%
HDFC Bank Ltd.	1,722,800	29,828,184
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	97,958,800	29,351,912
Ireland - 3.1%
DCC PLC (United Kingdom)	758,455	71,091,144
Kerry Group PLC Class A	625,548	75,627,828
Kingspan Group PLC (Ireland)	770,580	39,929,019
United Drug PLC (United Kingdom)	3,967,603	39,727,829

TOTAL IRELAND		226,375,820

Israel - 0.4%
NICE Systems Ltd. sponsored ADR (a)	162,297	25,608,844
Italy - 1.5%
FinecoBank SpA	4,087,900	46,048,272
Recordati SpA	1,496,400	62,868,779

TOTAL ITALY		108,917,051

Japan - 16.2%
A/S One Corp.	117,800	9,850,234
Elecom Co. Ltd.	641,650	24,916,031
Hoya Corp.	1,312,900	116,030,465
Iriso Electronics Co. Ltd.	533,600	26,382,481
Kao Corp.	907,000	72,921,609
Keyence Corp.	148,080	93,630,453
KH Neochem Co. Ltd.	1,419,000	34,555,417
Koshidaka Holdings Co. Ltd.	1,049,650	15,241,975
Miroku Jyoho Service Co., Ltd. (c)	933,700	24,610,379
Nitori Holdings Co. Ltd.	375,200	57,109,616
NOF Corp.	1,009,400	34,096,584
Olympus Corp.	4,320,300	58,783,693
Oracle Corp. Japan	310,100	27,256,604
ORIX Corp.	2,563,400	40,283,560
Otsuka Corp.	1,084,500	43,724,829
PALTAC Corp.	507,800	24,488,912
Persol Holdings Co., Ltd.	1,821,100	34,979,727
Recruit Holdings Co. Ltd.	1,965,600	65,324,836
Relo Group, Inc.	1,067,900	26,135,180
S Foods, Inc.	604,100	16,275,944
Shiseido Co. Ltd.	806,400	66,486,027
SMC Corp.	175,500	75,823,232
Suzuki Motor Corp.	950,300	44,867,574
Tsuruha Holdings, Inc.	485,400	54,601,947
USS Co. Ltd.	1,601,300	31,014,287
Welcia Holdings Co. Ltd.	880,200	50,576,543

TOTAL JAPAN		1,169,968,139

Kenya - 0.4%
Safaricom Ltd.	100,610,700	28,975,492
Korea (South) - 0.3%
LG Chemical Ltd.	77,940	20,479,155
Luxembourg - 0.3%
Eurofins Scientific SA (c)	46,217	23,412,112
Mexico - 0.3%
Grupo Financiero Banorte S.A.B. de CV Series O	3,327,400	18,162,192
Netherlands - 8.7%
ASML Holding NV (Netherlands)	408,000	106,942,760
Grandvision NV (b)	1,390,700	42,498,707
Heineken NV (Bearer)	678,700	69,231,023
IMCD Group BV	920,824	71,786,951
Koninklijke Philips Electronics NV	2,024,245	88,811,964
Prosus NV (a)	180,900	12,474,683
QIAGEN NV (Germany) (a)	858,300	25,759,920
Unilever NV	2,415,600	142,653,585
Wolters Kluwer NV	879,800	64,781,527

TOTAL NETHERLANDS		624,941,120

New Zealand - 0.5%
EBOS Group Ltd.	2,393,801	37,808,700
Norway - 1.8%
Adevinta ASA:
rights 11/12/19 (a)	1,561,600	238,753
Class B	2,102,300	24,003,686
Equinor ASA	3,447,959	63,776,453
Schibsted ASA (A Shares)	1,327,100	38,963,806

TOTAL NORWAY		126,982,698

South Africa - 0.4%
Naspers Ltd. Class N	180,900	25,598,909
Spain - 1.0%
Amadeus IT Holding SA Class A	780,830	57,772,833
Prosegur Cash SA (b)	11,458,356	17,891,306

TOTAL SPAIN		75,664,139

Sweden - 4.2%
Addlife AB	887,518	19,853,961
AddTech AB (B Shares)	973,732	27,076,964
ASSA ABLOY AB (B Shares)	2,597,900	61,695,915
EQT AB (a)	2,663,400	25,553,546
Hexagon AB (B Shares)	987,706	50,419,989
Indutrade AB	2,005,867	61,740,078
Svenska Handelsbanken AB (A Shares)	5,862,600	58,835,952

TOTAL SWEDEN		305,176,405

Switzerland - 9.7%
Alcon, Inc. (a)	1,040,400	61,664,508
Julius Baer Group Ltd.	1,235,459	54,710,611
Lonza Group AG	224,805	80,897,897
Nestle SA (Reg. S)	1,342,020	143,571,104
Roche Holding AG (participation certificate)	566,828	170,590,277
Sika AG	421,084	72,350,469
Sonova Holding AG Class B	193,070	44,230,938
Swiss Re Ltd.	689,040	72,151,882

TOTAL SWITZERLAND		700,167,686

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,993,000	58,619,496
United Kingdom - 13.7%
Beazley PLC	6,492,400	49,324,241
Cineworld Group PLC	11,606,739	33,482,476
Compass Group PLC	3,549,694	94,507,370
Cranswick PLC	762,861	30,672,859
Dechra Pharmaceuticals PLC	782,895	26,671,436
Diageo PLC	3,091,800	126,550,399
Diploma PLC	2,372,897	49,148,976
Hilton Food Group PLC	1,974,389	25,984,452
InterContinental Hotel Group PLC	830,810	50,276,254
Intertek Group PLC	840,345	58,258,708
James Fisher and Sons PLC	937,658	23,611,732
JTC PLC (b)	2,622,500	12,263,370
London Stock Exchange Group PLC	916,530	82,596,613
M&G PLC (a)	212,764	589,241
Mondi PLC	2,038,300	42,178,982
Prudential PLC	4,255,271	74,326,127
RELX PLC (London Stock Exchange)	3,014,100	72,542,162
Rentokil Initial PLC	10,111,300	59,528,921
Ultra Electronics Holdings PLC	927,694	23,432,924
Victrex PLC	1,132,709	32,220,911
Volution Group PLC	8,404,267	21,718,502

TOTAL UNITED KINGDOM		989,886,656

United States of America - 5.7%
Alphabet, Inc. Class C (a)	29,393	37,038,413
Becton, Dickinson & Co.	177,600	45,465,600
Boston Scientific Corp. (a)	1,112,000	46,370,400
Global Payments, Inc.	329,124	55,681,198
International Flavors & Fragrances, Inc. (c)	281,670	34,366,557
Marsh & McLennan Companies, Inc.	647,400	67,083,588
Moody's Corp.	161,100	35,553,159
Roper Technologies, Inc.	124,900	42,086,304
S&P Global, Inc.	195,041	50,318,628

TOTAL UNITED STATES OF AMERICA		413,963,847

TOTAL COMMON STOCKS
(Cost $5,507,676,077)		7,020,322,373

Nonconvertible Preferred Stocks - 0.3%
Germany - 0.3%
Henkel AG & Co. KGaA
(Cost $18,594,164)	223,344	23,210,725

Investment Companies - 0.5%
United States of America - 0.5%
iShares MSCI Japan ETF
(Cost $30,199,747)	574,000	33,682,320

Money Market Funds - 2.6%
Fidelity Cash Central Fund 1.83% (d)	138,128,736	138,156,361
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	53,649,236	53,654,601
TOTAL MONEY MARKET FUNDS
(Cost $191,805,064)		191,810,962
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $5,748,275,052)		7,269,026,380
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(46,193,559)
NET ASSETS - 100%		$7,222,832,821

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $152,245,106 or 2.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,532,679
Fidelity Securities Lending Cash Central Fund	1,514,858
Total	$6,047,537

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$162,702,626	$162,702,626	$--	$--
Consumer Discretionary	684,549,328	204,887,714	479,661,614	--
Consumer Staples	988,934,442	367,380,472	621,553,970	--
Energy	168,575,062	63,776,453	104,798,609	--
Financials	1,353,076,199	779,746,360	573,329,839	--
Health Care	1,007,337,209	476,923,380	530,413,829	--
Industrials	1,367,704,631	1,129,880,921	237,823,710	--
Information Technology	946,719,028	411,732,590	534,986,438	--
Materials	270,248,075	201,596,074	68,652,001	--
Real Estate	93,686,498	67,551,318	26,135,180	--
Investment Companies	33,682,320	33,682,320	--	--
Money Market Funds	191,810,962	191,810,962	--	--
Total Investments in Securities:	$7,269,026,380	$4,091,671,190	$3,177,355,190	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $51,364,023) — See accompanying schedule: Unaffiliated issuers (cost $5,556,469,988)	$7,077,215,418
Fidelity Central Funds (cost $191,805,064)	191,810,962
Total Investment in Securities (cost $5,748,275,052)		$7,269,026,380
Foreign currency held at value (cost $269,980)		272,177
Receivable for investments sold		18,226,314
Receivable for fund shares sold		5,802,051
Dividends receivable		19,587,187
Distributions receivable from Fidelity Central Funds		171,116
Prepaid expenses		13,767
Other receivables		495,669
Total assets		7,313,594,661
Liabilities
Payable for investments purchased	$28,640,944
Payable for fund shares redeemed	2,163,903
Accrued management fee	4,459,664
Other affiliated payables	1,040,643
Other payables and accrued expenses	814,076
Collateral on securities loaned	53,642,610
Total liabilities		90,761,840
Net Assets		$7,222,832,821
Net Assets consist of:
Paid in capital		$5,724,341,701
Total accumulated earnings (loss)		1,498,491,120
Net Assets		$7,222,832,821
Net Asset Value and Maximum Offering Price
Overseas:
Net Asset Value, offering price and redemption price per share ($6,182,830,914 ÷ 124,868,691 shares)		$49.51
Class K:
Net Asset Value, offering price and redemption price per share ($1,040,001,907 ÷ 21,039,578 shares)		$49.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$159,757,766
Non-Cash dividends		33,853,719
Interest		33,649
Income from Fidelity Central Funds (including $1,514,858 from security lending)		6,047,537
Income before foreign taxes withheld		199,692,671
Less foreign taxes withheld		(14,941,576)
Total income		184,751,095
Expenses
Management fee
Basic fee	$47,577,862
Performance adjustment	2,721,046
Transfer agent fees	10,381,912
Accounting and security lending fees	1,657,948
Custodian fees and expenses	678,412
Independent trustees' fees and expenses	40,326
Registration fees	111,996
Audit	94,738
Legal	35,431
Miscellaneous	48,520
Total expenses before reductions	63,348,191
Expense reductions	(768,673)
Total expenses after reductions		62,579,518
Net investment income (loss)		122,171,577
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(103,674,713)
Redemptions in-kind with affiliated entities	170,099,039
Fidelity Central Funds	5,630
Foreign currency transactions	(1,130,609)
Futures contracts	(12,149,423)
Total net realized gain (loss)		53,149,924
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $94,950)	769,586,648
Fidelity Central Funds	5,898
Assets and liabilities in foreign currencies	15,502
Total change in net unrealized appreciation (depreciation)		769,608,048
Net gain (loss)		822,757,972
Net increase (decrease) in net assets resulting from operations		$944,929,549

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$122,171,577	$104,135,973
Net realized gain (loss)	53,149,924	253,305,070
Change in net unrealized appreciation (depreciation)	769,608,048	(873,865,473)
Net increase (decrease) in net assets resulting from operations	944,929,549	(516,424,430)
Distributions to shareholders	(357,799,774)	(89,089,141)
Share transactions - net increase (decrease)	(216,144,637)	(528,598,495)
Total increase (decrease) in net assets	370,985,138	(1,134,112,066)
Net Assets
Beginning of period	6,851,847,683	7,985,959,749
End of period	$7,222,832,821	$6,851,847,683

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Overseas Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.04	$50.18	$40.73	$41.56	$39.02
Income from Investment Operations
Net investment income (loss)A	.77	.68	.58	.75B	.52
Net realized and unrealized gain (loss)	5.12	(4.27)	9.65	(1.15)	2.69
Total from investment operations	5.89	(3.59)	10.23	(.40)	3.21
Distributions from net investment income	(.68)	(.52)	(.72)	(.43)	(.67)
Distributions from net realized gain	(1.74)	(.03)	(.05)	(.01)	–
Total distributions	(2.42)	(.55)	(.78)C	(.43)D	(.67)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$49.51	$46.04	$50.18	$40.73	$41.56
Total ReturnF	13.78%	(7.23)%	25.63%	(.97)%	8.34%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.97%	1.00%	1.03%	1.04%
Expenses net of fee waivers, if any	.90%	.97%	1.00%	1.03%	1.04%
Expenses net of all reductions	.89%	.96%	1.00%	1.03%	1.03%
Net investment income (loss)	1.68%	1.35%	1.30%	1.88%B	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$6,182,831	$5,825,757	$6,828,078	$4,569,084	$3,844,290
Portfolio turnover rateI	46%J	33%	26%J	33%	28%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.723 and distributions from net realized gain of $.052 per share.

 D Total distributions of $.43 per share is comprised of distributions from net investment income of $.428 and distributions from net realized gain of $.006 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Overseas Fund Class K

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$45.98	$50.11	$40.67	$41.49	$38.96
Income from Investment Operations
Net investment income (loss)A	.82	.73	.64	.80B	.57
Net realized and unrealized gain (loss)	5.11	(4.26)	9.62	(1.14)	2.68
Total from investment operations	5.93	(3.53)	10.26	(.34)	3.25
Distributions from net investment income	(.73)	(.57)	(.77)	(.47)	(.72)
Distributions from net realized gain	(1.74)	(.03)	(.05)	(.01)	–
Total distributions	(2.48)C	(.60)	(.82)	(.48)	(.72)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$49.43	$45.98	$50.11	$40.67	$41.49
Total ReturnE	13.90%	(7.13)%	25.80%	(.85)%	8.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.86%	.89%	.91%	.91%
Expenses net of fee waivers, if any	.78%	.86%	.89%	.91%	.91%
Expenses net of all reductions	.77%	.85%	.88%	.90%	.90%
Net investment income (loss)	1.79%	1.46%	1.42%	2.00%B	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$1,040,002	$1,026,091	$1,157,882	$744,679	$691,585
Portfolio turnover rateH	46%I	33%	26%I	33%	28%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Total distributions of $2.48 per share is comprised of distributions from net investment income of $.733 and distributions from net realized gain of $1.744 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $312,051 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards, market discount, redemptions in kind, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,648,192,735
Gross unrealized depreciation	(136,673,111)
Net unrealized appreciation (depreciation)	$1,511,519,624
Tax Cost	$5,757,506,756

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$103,518,723
Capital loss carryforward	$(115,980,148)
Net unrealized appreciation (depreciation) on securities and other investments	$1,511,359,545

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(60,098,012)
Long-term	(55,882,136)
Total capital loss carryforward	$(115,980,148)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$101,047,796	$ 89,089,141
Long-term Capital Gains	256,751,978	–
Total	$357,799,774	$ 89,089,141

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,359,616,464 and $3,219,935,849, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$9,902,288.16
Class K	479,624.05
	$10,381,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,812 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 11,501,120 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $556,026,228. The net realized gain of $170,099,039 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,966 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $657. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $716,612 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,049.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $51,012.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Overseas	$302,291,778	$74,926,544
Class K	55,507,996	14,162,597
Total	$357,799,774	$89,089,141

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Overseas
Shares sold	31,856,786	29,404,571	$1,436,433,707	$1,465,217,884
Reinvestment of distributions	6,585,978	1,397,531	274,832,872	69,429,338
Shares redeemed	(40,100,962)(a)	(40,342,442)	(1,855,714,404)(a)	(2,020,744,759)
Net increase (decrease)	(1,658,198)	(9,540,340)	$(144,447,825)	$(486,097,537)
Class K
Shares sold	4,549,646	6,397,391	$206,368,715	$319,720,787
Reinvestment of distributions	1,333,686	285,767	55,507,996	14,162,597
Shares redeemed	(7,161,298)	(7,474,394)	(333,573,523)	(376,384,342)
Net increase (decrease)	(1,277,966)	(791,236)	$(71,696,812)	$(42,500,958)

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Fidelity® Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.89%	7.11%	9.97%
Class M (incl. 3.50% sales charge)	8.12%	7.29%	9.92%
Class C (incl. contingent deferred sales charge)	10.49%	7.54%	9.78%
Fidelity® Worldwide Fund	12.71%	8.72%	10.97%
Class I	12.70%	8.69%	10.92%
Class Z	12.85%	8.73%	10.94%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Worldwide Fund, a class of the fund, on October 31, 2019.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Period Ending Values
$28,324	Fidelity® Worldwide Fund
$25,787	MSCI World Index

Fidelity® Worldwide Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities gained 13.06% for the 12 months ending October 31, 2019, according to the MSCI ACWI (All Country World Index) Index. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. The period began amid a challenging fourth quarter of 2018, when concerns about slowing global economic growth resulted in a -12.67% return for the index. The tide shifted as the calendar turned, as the U.S. Federal Reserve moved from raising interest rates to a more dovish policy, joining many foreign central banks. The index rallied 12.29% in the first quarter of 2019. After a down month in May (-5.88%), due to U.S.–China trade tension, stocks reversed course in June (+6.58%) and finished the second quarter with a 3.73% gain. In July, the Fed cut its policy rate for the first time since 2008, but global stocks retreated in August. Low interest rates around the world and two additional rate cuts by the Fed lifted stocks through the end of October. By sector for the full period, falling U.S. interest rates sparked demand for two high-dividend-yielding sectors, real estate (+23%) and utilities (+22%). Investors favoring growth-oriented stocks boosted information technology (+22%) and consumer discretionary (+16%). Conversely, falling commodity prices hurt energy (-6%). By region, Asia-Pacific ex Japan (+16%), the U.S. (+14%) and Europe ex U.K. (+13%) fared best, while the U.K. (+7%) was held back by its inability to approve a plan to “Brexit” the European Union.

Comments from William Kennedy, lead portfolio manager and manager of the non-U.S. equity subportfolio, and Stephen DuFour, co-manager and manager of the U.S. equity subportfolio:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained between 11% and 13%, trailing the 13.22% return of the benchmark MSCI World Index. Versus the index, geographic positioning had minimal impact. About 60% of the fund’s assets on average were in the U.S., roughly in line with the MSCI benchmark. Stock picks in health care and consumer discretionary hindered relative performance most, with added pressure from a small cash position in a rising market. Among individual detractors were U.S.-based companies: health insurers Humana and UnitedHealth Group, which were hurt by political discourse surrounding universal health care coverage ahead of the 2020 U.S. election; and electronic payments processor Square, which saw its share price decline as investors locked in profits after strong gains in 2018. Conversely, stock picks in financials and a large overweighting in the strong-performing software & services segment aided relative performance. Versus the benchmark, the biggest individual contributors were U.S. based bond rating agency Moody’s and index data provider MSCI, new additions in the late-2018 market downturn that rebounded as financial markets stabilized in 2019. The fund did not own MSCI at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Worldwide Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
United States of America*	60.0%
Japan	6.3%
United Kingdom	5.6%
Switzerland	4.1%
Germany	4.0%
Ireland	2.3%
France	2.3%
India	1.8%
Netherlands	1.8%
Other	11.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	96.6
Short-Term Investments and Net Other Assets (Liabilities)	3.4

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Microsoft Corp. (United States of America, Software)	3.6
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.0
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	2.9
Bank of America Corp. (United States of America, Banks)	2.4
Moody's Corp. (United States of America, Capital Markets)	2.4
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	2.3
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs)	2.0
Adobe, Inc. (United States of America, Software)	2.0
JPMorgan Chase & Co. (United States of America, Banks)	1.9
Visa, Inc. Class A (United States of America, IT Services)	1.9
24.4

Top Market Sectors as of October 31, 2019

% of fund's net assets
Information Technology	26.1
Financials	15.9
Health Care	12.6
Consumer Discretionary	10.0
Communication Services	8.5
Industrials	8.2
Consumer Staples	5.8
Real Estate	5.1
Energy	1.4
Materials	1.6

Fidelity® Worldwide Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 0.6%
Bapcor Ltd.	777,452	$3,832,454
CSL Ltd.	25,144	4,434,303
Inghams Group Ltd.	808,523	1,730,980
Magellan Financial Group Ltd.	39,111	1,297,232
National Storage (REIT) unit	2,836,544	3,639,790
Pro Medicus Ltd.	8,363	153,469
Rio Tinto Ltd.	287	17,947

TOTAL AUSTRALIA		15,106,175

Austria - 0.4%
Erste Group Bank AG	147,700	5,216,993
Wienerberger AG	152,400	4,120,115

TOTAL AUSTRIA		9,337,108

Bailiwick of Jersey - 0.3%
Experian PLC	147,993	4,654,542
Novocure Ltd. (a)	37,000	2,650,680

TOTAL BAILIWICK OF JERSEY		7,305,222

Belgium - 0.4%
KBC Groep NV	138,064	9,682,437
Bermuda - 0.9%
IHS Markit Ltd. (a)	84,000	5,881,680
Marvell Technology Group Ltd.	607,600	14,819,364

TOTAL BERMUDA		20,701,044

Brazil - 0.2%
BM&F BOVESPA SA	305,600	3,686,555
Canada - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	164,300	4,927,378
Cenovus Energy, Inc. (Canada)	228,100	1,943,119
Constellation Software, Inc.	7,300	7,209,824
Dollarama, Inc.	73,500	2,472,694
Shopify, Inc. Class A (a)	48,000	15,051,249
Suncor Energy, Inc.	193,600	5,756,113

TOTAL CANADA		37,360,377

Cayman Islands - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	25,000	4,416,750
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,146,000	3,481,616
Meituan Dianping Class B (a)	211,066	2,517,625
PagSeguro Digital Ltd. (a)	136,400	5,057,712
Tencent Holdings Ltd.	203,000	8,234,272

TOTAL CAYMAN ISLANDS		23,707,975

China - 0.3%
AVIC Jonhon OptronicTechnology Co. Ltd.	472,600	2,705,741
Centre Testing International Group Co. Ltd. (A Shares)	1,617,900	3,215,580
Kweichow Moutai Co. Ltd. (A Shares)	9,100	1,523,063

TOTAL CHINA		7,444,384

Denmark - 0.6%
DSV A/S	55,500	5,385,293
Netcompany Group A/S (a)(b)	106,619	4,539,281
ORSTED A/S (b)	40,200	3,526,232

TOTAL DENMARK		13,450,806

France - 2.3%
BNP Paribas SA	135,900	7,102,074
Capgemini SA	63,000	7,093,141
Cegedim SA (a)	18,136	561,301
LVMH Moet Hennessy Louis Vuitton SE	27,839	11,888,813
Peugeot Citroen SA	158,600	4,015,325
Societe Generale Series A	176,700	5,025,158
SR Teleperformance SA	32,100	7,274,790
VINCI SA	95,700	10,737,462

TOTAL FRANCE		53,698,064

Germany - 3.8%
adidas AG	26,469	8,172,854
Akasol AG (a)(b)	27,300	1,065,669
Allianz SE	50,100	12,235,558
Delivery Hero AG (a)(b)	37,800	1,771,915
Deutsche Borse AG	8,762	1,356,881
Deutsche Post AG	124,800	4,419,265
Instone Real Estate Group BV (a)(b)	74,900	1,754,255
Linde PLC	31,334	6,194,322
Morphosys AG (a)	22,900	2,494,017
MTU Aero Engines Holdings AG	23,400	6,247,866
Nexus AG	46,000	1,631,461
Rheinmetall AG	24,000	2,886,843
SAP SE	146,484	19,409,347
Scout24 AG (b)	81,600	5,046,420
Siemens AG	57,500	6,635,504
Vonovia SE	128,400	6,832,288
WashTec AG	27,416	1,379,026

TOTAL GERMANY		89,533,491

Greece - 0.0%
Ff Group (a)(c)	59,300	79,365
Hong Kong - 0.5%
AIA Group Ltd.	1,085,800	10,812,641
Hungary - 0.2%
OTP Bank PLC	91,900	4,233,041
India - 1.8%
Avenue Supermarts Ltd. (a)(b)	1,642	46,073
Axis Bank Ltd.	354,600	3,671,413
HDFC Bank Ltd.	282,024	4,882,902
HDFC Bank Ltd. sponsored ADR	158,586	9,688,019
Housing Development Finance Corp. Ltd.	306,594	9,194,877
Larsen & Toubro Ltd.	81,900	1,698,039
Lupin Ltd. (a)	1,335	14,011
Reliance Industries Ltd.	177,400	3,653,805
Sunteck Realty Ltd. (a)	273,686	1,599,721
TCNS Clothing Co. Ltd. (a)(b)	199,223	2,114,672
Tech Mahindra Ltd.	214,000	2,226,708
V-Mart Retail Ltd. (a)	163,700	4,543,305

TOTAL INDIA		43,333,545

Indonesia - 0.2%
PT Bank Central Asia Tbk	855,300	1,914,442
PT Bank Rakyat Indonesia Tbk	5,932,300	1,777,526
PT Kino Indonesia Tbk	234,500	70,228

TOTAL INDONESIA		3,762,196

Ireland - 2.3%
Accenture PLC Class A	200,000	37,084,000
Cairn Homes PLC	2,748,539	3,562,048
CRH PLC	113,300	4,125,229
Dalata Hotel Group PLC	258,074	1,525,499
DCC PLC (United Kingdom)	14,900	1,396,600
Greencore Group PLC	367,415	1,106,064
Kerry Group PLC Class A	44,100	5,331,625

TOTAL IRELAND		54,131,065

Italy - 0.3%
Moncler SpA	68,200	2,627,232
Recordati SpA	127,800	5,369,306

TOTAL ITALY		7,996,538

Japan - 6.3%
A/S One Corp.	74,100	6,196,115
Astellas Pharma, Inc.	286,800	4,922,261
Daiichi Sankyo Kabushiki Kaisha	59,900	3,938,652
Daiichikosho Co. Ltd.	59,600	2,833,225
Fanuc Corp.	45,900	9,053,743
GMO Payment Gateway, Inc.	23,800	1,754,039
Hoya Corp.	183,000	16,173,033
Kao Corp.	48,100	3,867,177
Keyence Corp.	20,520	12,974,722
Lasertec Corp.	102,800	7,389,885
Minebea Mitsumi, Inc.	258,100	4,901,719
Misumi Group, Inc.	60,900	1,530,951
Mitsubishi UFJ Financial Group, Inc.	684,000	3,546,053
MonotaRO Co. Ltd.	135,800	4,102,602
Nintendo Co. Ltd.	12,000	4,401,450
NSD Co. Ltd.	148,200	4,568,209
Olympus Corp.	335,700	4,567,666
Oracle Corp. Japan	53,400	4,693,656
ORIX Corp.	309,000	4,855,902
PALTAC Corp.	41,700	2,011,004
Persol Holdings Co., Ltd.	165,200	3,173,165
Recruit Holdings Co. Ltd.	104,200	3,462,987
Relo Group, Inc.	274,700	6,722,852
Shiseido Co. Ltd.	32,700	2,696,048
SMC Corp.	8,400	3,629,146
SMS Co., Ltd.	99,000	2,427,158
SoftBank Corp.	131,200	5,046,794
Sony Corp.	81,900	4,985,183
Terumo Corp.	125,300	4,089,382
Zozo, Inc. (d)	164,100	3,822,373

TOTAL JAPAN		148,337,152

Kenya - 0.1%
Safaricom Ltd.	5,920,700	1,705,139
Korea (South) - 0.2%
Samsung Electronics Co. Ltd.	108,470	4,671,396
Malta - 0.0%
Kambi Group PLC (a)	56,160	927,692
Netherlands - 1.8%
Adyen BV (a)(b)	1,866	1,309,876
Argenx SE ADR (a)	21,732	2,661,301
ASML Holding NV (Netherlands)	48,900	12,817,404
Basic-Fit NV (a)(b)	62,600	1,913,007
NXP Semiconductors NV	58,900	6,695,752
Prosus NV (a)	26,300	1,813,622
Unilever NV	272,827	16,111,835

TOTAL NETHERLANDS		43,322,797

New Zealand - 0.6%
EBOS Group Ltd.	267,234	4,220,806
Fisher & Paykel Healthcare Corp.	261,690	3,209,681
Ryman Healthcare Group Ltd.	686,375	5,672,856

TOTAL NEW ZEALAND		13,103,343

Norway - 0.7%
Adevinta ASA:
rights 11/12/19 (a)	248,800	38,039
Class B	417,900	4,771,508
Equinor ASA	281,280	5,202,800
Schibsted ASA (A Shares)	193,100	5,669,438

TOTAL NORWAY		15,681,785

Philippines - 0.1%
D&L Industries, Inc.	7,836,300	1,311,073
South Africa - 0.2%
Clicks Group Ltd.	83,000	1,350,037
Naspers Ltd. Class N	25,000	3,537,715

TOTAL SOUTH AFRICA		4,887,752

Spain - 0.6%
Cellnex Telecom SA (b)	118,200	5,096,488
Cellnex Telecom SA (a)	35,964	1,550,678
Masmovil Ibercom SA (a)	287,205	6,637,025

TOTAL SPAIN		13,284,191

Sweden - 1.1%
ASSA ABLOY AB (B Shares)	168,900	4,011,101
EQT AB (a)	60,900	584,295
Ericsson (B Shares)	908,200	7,936,570
Indutrade AB	213,100	6,559,164
Securitas AB (B Shares)	188,400	3,012,621
Svenska Handelsbanken AB (A Shares)	498,100	4,998,838

TOTAL SWEDEN		27,102,589

Switzerland - 4.1%
Alcon, Inc. (Switzerland) (a)	84,440	4,986,796
Kaba Holding AG (B Shares) (Reg.)	2,860	1,830,806
Lonza Group AG	29,752	10,706,498
Medacta Group SA (b)	26,500	2,165,129
Nestle SA (Reg. S)	240,080	25,684,081
Partners Group Holding AG	9,735	7,590,636
Roche Holding AG (participation certificate)	80,129	24,115,302
Schindler Holding AG (participation certificate)	13,958	3,412,742
Sika AG	55,339	9,508,323
Swiss Re Ltd.	51,100	5,350,867

TOTAL SWITZERLAND		95,351,180

Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	951,000	9,302,043
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	133,000	6,866,790

TOTAL TAIWAN		16,168,833

United Kingdom - 5.6%
Anglo American PLC (United Kingdom)	160,698	4,124,902
AstraZeneca PLC:
(United Kingdom)	188,992	18,429,984
sponsored ADR	198,000	9,707,940
Aviva PLC	596,700	3,216,240
Beazley PLC	541,900	4,116,938
Big Yellow Group PLC	190,700	2,821,005
BP PLC	2,735,258	17,345,269
Compass Group PLC	232,334	6,185,681
Cranswick PLC	54,830	2,204,586
Dechra Pharmaceuticals PLC	97,700	3,328,415
Diageo PLC	205,148	8,396,908
Hilton Food Group PLC	374,800	4,932,651
HomeServe PLC	292,500	4,391,334
John David Group PLC	417,000	4,150,597
JTC PLC (b)	412,000	1,926,600
Keywords Studios PLC	94,600	1,360,195
Lloyds Banking Group PLC	7,227,500	5,316,605
London Stock Exchange Group PLC	68,681	6,189,451
M&G PLC (a)	913,642	2,530,293
Network International Holdings PLC (b)	606,200	4,248,155
Ocado Group PLC (a)	203,900	3,510,180
Prudential PLC	323,442	5,649,509
Rotork PLC	731,681	2,856,618
Standard Life PLC	1,099,000	4,320,595

TOTAL UNITED KINGDOM		131,260,651

United States of America - 56.6%
10X Genomics, Inc. (a)	23,600	1,368,800
Abbott Laboratories	370,000	30,935,700
Activision Blizzard, Inc.	63,000	3,529,890
Adobe, Inc. (a)	169,124	47,004,633
Advanced Micro Devices, Inc. (a)	343,000	11,637,990
Alexandria Real Estate Equities, Inc.	84,000	13,335,000
Alphabet, Inc. Class A (a)	53,500	67,345,800
Amazon.com, Inc. (a)	31,000	55,076,460
American Express Co.	156,000	18,295,680
American Tower Corp.	218,000	47,541,440
Amphenol Corp. Class A	144,000	14,447,520
ANSYS, Inc. (a)	25,000	5,503,750
Apple, Inc.	284,000	70,647,840
Bank of America Corp.	1,776,000	55,535,520
Boston Beer Co., Inc. Class A (a)	7,000	2,621,220
Boston Scientific Corp. (a)	775,000	32,317,500
Caterpillar, Inc.	53,000	7,303,400
Charter Communications, Inc. Class A (a)	11,000	5,146,460
Citigroup, Inc.	131,000	9,413,660
Cogent Communications Group, Inc.	50,000	2,932,000
Comcast Corp. Class A	611,000	27,385,020
Costco Wholesale Corp.	40,000	11,884,400
D.R. Horton, Inc.	121,000	6,336,770
Deckers Outdoor Corp. (a)	32,000	4,892,800
Edwards Lifesciences Corp. (a)	17,000	4,052,460
Encompass Health Corp.	2	128
Equinix, Inc.	10,000	5,667,800
Estee Lauder Companies, Inc. Class A	28,000	5,215,560
Facebook, Inc. Class A (a)	169,000	32,388,850
Fidelity National Information Services, Inc.	39,000	5,138,640
First Republic Bank	47,000	4,998,920
Harris Corp.	58,000	11,965,980
Humana, Inc.	7,300	2,147,660
Illinois Tool Works, Inc.	14,000	2,360,120
Intercept Pharmaceuticals, Inc. (a)	24,060	1,751,087
Intercontinental Exchange, Inc.	40,000	3,772,800
Intuitive Surgical, Inc. (a)	21,000	11,611,950
JPMorgan Chase & Co.	360,000	44,971,200
Kansas City Southern	100,000	14,078,000
Keurig Dr. Pepper, Inc.	78,500	2,210,560
Lam Research Corp.	68,000	18,430,720
Lowe's Companies, Inc.	114,000	12,723,540
lululemon athletica, Inc. (a)	1,200	245,124
Marriott International, Inc. Class A	20,000	2,531,000
Marten Transport Ltd.	48,000	1,039,680
MasterCard, Inc. Class A	153,500	42,490,335
Micron Technology, Inc. (a)	365,000	17,355,750
Microsoft Corp.	585,000	83,871,441
Moody's Corp.	250,000	55,172,500
NextEra Energy, Inc.	119,000	28,362,460
NIKE, Inc. Class B	93,000	8,328,150
Northrop Grumman Corp.	63,000	22,206,240
NVIDIA Corp.	173,000	34,776,460
Old Dominion Freight Lines, Inc.	32,000	5,826,560
PACCAR, Inc.	71,000	5,400,260
PayPal Holdings, Inc. (a)	189,000	19,674,900
Prologis, Inc.	336,000	29,487,360
Ross Stores, Inc.	22,000	2,412,740
S&P Global, Inc.	128,628	33,184,738
Sherwin-Williams Co.	7,000	4,006,240
Square, Inc. (a)	12,000	737,160
Stryker Corp.	136,000	29,412,720
T-Mobile U.S., Inc. (a)	47,000	3,885,020
The Home Depot, Inc.	151,000	35,421,580
The NASDAQ OMX Group, Inc.	29,000	2,893,330
TJX Companies, Inc.	244,000	14,066,600
TransMedics Group, Inc.	192,000	3,444,480
UnitedHealth Group, Inc.	60,000	15,162,000
Vertex Pharmaceuticals, Inc. (a)	18,000	3,518,640
Visa, Inc. Class A	248,200	44,393,052
Walmart, Inc.	286,000	33,536,360
Wayfair LLC Class A (a)	19,246	1,582,599
Zebra Technologies Corp. Class A (a)	7,000	1,665,090
Zoetis, Inc. Class A	51,000	6,523,920

TOTAL UNITED STATES OF AMERICA		1,328,539,717

TOTAL COMMON STOCKS
(Cost $1,827,622,092)		2,261,017,319

Nonconvertible Preferred Stocks - 0.2%
Germany - 0.2%
Volkswagen AG
(Cost $4,384,268)	22,900	4,359,741

Money Market Funds - 2.8%
Fidelity Cash Central Fund 1.83% (e)	65,534,740	65,547,847
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	488,952	489,001
TOTAL MONEY MARKET FUNDS
(Cost $66,032,850)		66,036,848
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $1,898,039,210)		2,331,413,908
NET OTHER ASSETS (LIABILITIES) - 0.6%		15,224,914
NET ASSETS - 100%		$2,346,638,822

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,005,388 or 1.7% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,956,258
Fidelity Securities Lending Cash Central Fund	143,035
Total	$2,099,293

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$193,643,516	$173,127,775	$20,515,741	$--
Consumer Discretionary	234,374,709	188,856,519	45,438,825	79,365
Consumer Staples	135,446,834	91,432,276	44,014,558	--
Energy	33,901,106	12,902,032	20,999,074	--
Financials	378,282,319	285,239,017	93,043,302	--
Health Care	292,129,026	188,509,889	103,619,137	--
Industrials	193,340,856	145,499,161	47,841,695	--
Information Technology	619,560,340	533,782,016	85,778,324	--
Materials	33,408,151	27,953,902	5,454,249	--
Real Estate	119,401,511	107,439,148	11,962,363	--
Utilities	31,888,692	31,888,692	--	--
Money Market Funds	66,036,848	66,036,848	--	--
Total Investments in Securities:	$2,331,413,908	$1,852,667,275	$478,667,268	$79,365

See accompanying notes which are an integral part of the financial statements.

Fidelity® Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $464,916) — See accompanying schedule: Unaffiliated issuers (cost $1,832,006,360)	$2,265,377,060
Fidelity Central Funds (cost $66,032,850)	66,036,848
Total Investment in Securities (cost $1,898,039,210)		$2,331,413,908
Cash		765,921
Foreign currency held at value (cost $1,077,505)		1,077,960
Receivable for investments sold		35,354,096
Receivable for fund shares sold		1,249,904
Dividends receivable		3,480,831
Distributions receivable from Fidelity Central Funds		86,738
Prepaid expenses		4,620
Other receivables		63,797
Total assets		2,373,497,775
Liabilities
Payable for investments purchased	$21,704,108
Payable for fund shares redeemed	2,587,432
Accrued management fee	1,509,427
Distribution and service plan fees payable	24,808
Other affiliated payables	399,603
Other payables and accrued expenses	144,575
Collateral on securities loaned	489,000
Total liabilities		26,858,953
Net Assets		$2,346,638,822
Net Assets consist of:
Paid in capital		$1,809,434,921
Total accumulated earnings (loss)		537,203,901
Net Assets		$2,346,638,822
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($52,516,205 ÷ 1,919,447 shares)(a)		$27.36
Maximum offering price per share (100/94.25 of $27.36)		$29.03
Class M:
Net Asset Value and redemption price per share ($13,066,075 ÷ 482,060 shares)(a)		$27.10
Maximum offering price per share (100/96.50 of $27.10)		$28.08
Class C:
Net Asset Value and offering price per share ($10,617,637 ÷ 403,234 shares)(a)		$26.33
Worldwide:
Net Asset Value, offering price and redemption price per share ($2,020,487,483 ÷ 72,843,642 shares)		$27.74
Class I:
Net Asset Value, offering price and redemption price per share ($44,754,339 ÷ 1,622,721 shares)		$27.58
Class Z:
Net Asset Value, offering price and redemption price per share ($205,197,083 ÷ 7,438,682 shares)		$27.59

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$35,353,797
Non-Cash dividends		4,895,274
Interest		7,951
Income from Fidelity Central Funds (including $143,035 from security lending)		2,099,303
Income before foreign taxes withheld		42,356,325
Less foreign taxes withheld		(1,800,524)
Total income		40,555,801
Expenses
Management fee
Basic fee	$16,075,658
Performance adjustment	2,188,730
Transfer agent fees	4,547,348
Distribution and service plan fees	297,379
Accounting and security lending fees	726,607
Custodian fees and expenses	173,665
Independent trustees' fees and expenses	13,494
Registration fees	184,373
Audit	96,316
Legal	16,798
Miscellaneous	14,715
Total expenses before reductions	24,335,083
Expense reductions	(209,569)
Total expenses after reductions		24,125,514
Net investment income (loss)		16,430,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,235,329
Fidelity Central Funds	(1,487)
Foreign currency transactions	230,518
Futures contracts	(713,533)
Total net realized gain (loss)		104,750,827
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	163,473,728
Fidelity Central Funds	3,583
Assets and liabilities in foreign currencies	5,609
Futures contracts	459,866
Total change in net unrealized appreciation (depreciation)		163,942,786
Net gain (loss)		268,693,613
Net increase (decrease) in net assets resulting from operations		$285,123,900

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,430,287	$7,705,413
Net realized gain (loss)	104,750,827	203,152,728
Change in net unrealized appreciation (depreciation)	163,942,786	(149,064,911)
Net increase (decrease) in net assets resulting from operations	285,123,900	61,793,230
Distributions to shareholders	(191,789,642)	(114,348,791)
Share transactions - net increase (decrease)	20,629,262	553,625,621
Total increase (decrease) in net assets	113,963,520	501,070,060
Net Assets
Beginning of period	2,232,675,302	1,731,605,242
End of period	$2,346,638,822	$2,232,675,302

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Worldwide Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.57	$27.28	$21.83	$22.88	$24.64
Income from Investment Operations
Net investment income (loss)A	.11	.03	.11	.12	.06
Net realized and unrealized gain (loss)	2.84	1.00	5.53	(.35)	.58
Total from investment operations	2.95	1.03	5.64	(.23)	.64
Distributions from net investment income	(.02)	(.09)	(.12)	(.07)	–
Distributions from net realized gain	(2.14)	(1.65)	(.07)	(.75)	(2.40)
Total distributions	(2.16)	(1.74)	(.19)	(.82)	(2.40)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$27.36	$26.57	$27.28	$21.83	$22.88
Total ReturnC,D	12.35%	3.96%	26.06%	(1.09)%	2.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.23%	1.12%	1.22%	1.27%
Expenses net of fee waivers, if any	1.26%	1.23%	1.12%	1.22%	1.26%
Expenses net of all reductions	1.25%	1.22%	1.11%	1.22%	1.26%
Net investment income (loss)	.41%	.12%	.47%	.55%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$52,516	$42,947	$32,823	$29,052	$31,043
Portfolio turnover rateG	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.39	$27.11	$21.67	$22.72	$24.49
Income from Investment Operations
Net investment income (loss)A	.03	(.05)	.04	.05	(.01)
Net realized and unrealized gain (loss)	2.82	1.00	5.50	(.35)	.57
Total from investment operations	2.85	.95	5.54	(.30)	.56
Distributions from net investment income	–	(.02)	(.03)	–B	–
Distributions from net realized gain	(2.14)	(1.65)	(.07)	(.75)	(2.33)
Total distributions	(2.14)	(1.67)	(.10)	(.75)	(2.33)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$27.10	$26.39	$27.11	$21.67	$22.72
Total ReturnC,D	12.05%	3.65%	25.68%	(1.38)%	2.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.52%	1.42%	1.53%	1.57%
Expenses net of fee waivers, if any	1.54%	1.52%	1.42%	1.52%	1.56%
Expenses net of all reductions	1.54%	1.51%	1.41%	1.52%	1.56%
Net investment income (loss)	.13%	(.17)%	.17%	.25%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$13,066	$12,746	$10,634	$9,270	$13,055
Portfolio turnover rateG	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.82	$26.67	$21.33	$22.48	$24.12
Income from Investment Operations
Net investment income (loss)A	(.10)	(.18)	(.07)	(.05)	(.12)
Net realized and unrealized gain (loss)	2.75	.98	5.42	(.35)	.57
Total from investment operations	2.65	.80	5.35	(.40)	.45
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.14)	(1.65)	(.01)	(.75)	(2.09)
Total distributions	(2.14)	(1.65)	(.01)	(.75)	(2.09)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$26.33	$25.82	$26.67	$21.33	$22.48
Total ReturnC,D	11.49%	3.12%	25.10%	(1.88)%	1.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.06%	2.01%	1.89%	2.01%	2.07%
Expenses net of fee waivers, if any	2.06%	2.01%	1.89%	2.01%	2.07%
Expenses net of all reductions	2.06%	2.00%	1.88%	2.00%	2.06%
Net investment income (loss)	(.39)%	(.66)%	(.30)%	(.24)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,618	$12,744	$10,264	$10,315	$11,231
Portfolio turnover rateG	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.90	$27.61	$22.09	$23.14	$24.92
Income from Investment Operations
Net investment income (loss)A	.18	.11	.19	.19	.13
Net realized and unrealized gain (loss)	2.89	1.00	5.60	(.35)	.58
Total from investment operations	3.07	1.11	5.79	(.16)	.71
Distributions from net investment income	(.09)	(.17)	(.20)	(.14)	(.08)
Distributions from net realized gain	(2.14)	(1.65)	(.07)	(.75)	(2.41)
Total distributions	(2.23)	(1.82)	(.27)	(.89)	(2.49)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$27.74	$26.90	$27.61	$22.09	$23.14
Total ReturnC	12.71%	4.23%	26.49%	(.78)%	3.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	.99%	.94%	.81%	.91%	.96%
Expenses net of fee waivers, if any	.99%	.94%	.81%	.91%	.96%
Expenses net of all reductions	.98%	.93%	.80%	.90%	.95%
Net investment income (loss)	.69%	.41%	.79%	.87%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$2,020,487	$2,112,988	$1,656,173	$1,421,364	$1,543,516
Portfolio turnover rateF	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.77	$27.49	$21.99	$23.03	$24.81
Income from Investment Operations
Net investment income (loss)A	.18	.11	.19	.17	.13
Net realized and unrealized gain (loss)	2.86	.99	5.56	(.35)	.58
Total from investment operations	3.04	1.10	5.75	(.18)	.71
Distributions from net investment income	(.09)	(.18)	(.18)	(.11)	(.07)
Distributions from net realized gain	(2.14)	(1.65)	(.07)	(.75)	(2.41)
Total distributions	(2.23)	(1.82)B	(.25)	(.86)	(2.49)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$27.58	$26.77	$27.49	$21.99	$23.03
Total ReturnE	12.70%	4.22%	26.45%	(.86)%	3.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	.96%	.83%	.99%	.98%
Expenses net of fee waivers, if any	.99%	.95%	.83%	.99%	.98%
Expenses net of all reductions	.98%	.94%	.82%	.98%	.97%
Net investment income (loss)	.69%	.40%	.77%	.78%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$44,754	$50,956	$21,711	$12,924	$25,173
Portfolio turnover rateH	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.82 per share is comprised of distributions from net investment income of $.176 and distributions from net realized gain of $1.648 per share.

 C Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$26.78	$29.54
Income from Investment Operations
Net investment income (loss)B	.22	(.01)
Net realized and unrealized gain (loss)	2.86	(2.75)
Total from investment operations	3.08	(2.76)
Distributions from net investment income	(.13)	–
Distributions from net realized gain	(2.14)	–
Total distributions	(2.27)	–
Net asset value, end of period	$27.59	$26.78
Total ReturnC,D	12.85%	(9.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.88%G
Expenses net of fee waivers, if any	.84%	.88%G
Expenses net of all reductions	.84%	.87%G
Net investment income (loss)	.83%	(.27)%G
Supplemental Data
Net assets, end of period (000 omitted)	$205,197	$294
Portfolio turnover rateH	147%	117%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$462,472,616
Gross unrealized depreciation	(34,336,975)
Net unrealized appreciation (depreciation)	$428,135,641
Tax Cost	$1,903,278,267

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,759,777
Undistributed long-term capital gain	$95,406,891
Net unrealized appreciation (depreciation) on securities and other investments	$428,037,234

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$7,158,030	$ 10,719,882
Long-term Capital Gains	184,631,612	103,628,909
Total	$191,789,642	$ 114,348,791

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,421,618,023 and $3,442,399,436, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$119,757	$5,379
Class M	.25%	.25%	65,098	252
Class C	.75%	.25%	112,524	19,839
			$297,379	$25,470

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$19,019
Class M	2,231
Class C(a)	1,121
$22,371

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$101,789.21
Class M	31,901.24
Class C	29,453.26
Worldwide	4,275,245.19
Class I	86,516.19
Class Z	22,444.04
	$4,547,348

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $51,667 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,376 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $1,235. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $174,680 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,333.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $17,556 and a portion of class-level operating expenses as follows:

Amount
Class A	$304
Class M	86
Class C	78
Worldwide	15,172
Class I	351
Class Z	9
$16,000

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$3,477,297	$2,051,466
Class M	999,954	654,014
Class C	1,007,630	633,808
Worldwide	181,843,298	109,503,017
Class I	4,378,836	1,506,486
Class Z	82,627	–
Total	$191,789,642	$114,348,791

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	578,893	609,144	$14,794,108	$17,061,872
Reinvestment of distributions	145,668	78,436	3,446,501	2,026,788
Shares redeemed	(421,777)	(274,061)	(10,875,966)	(7,593,781)
Net increase (decrease)	302,784	413,519	$7,364,643	$11,494,879
Class M
Shares sold	119,291	168,412	$3,039,881	$4,717,242
Reinvestment of distributions	42,261	25,202	992,713	648,710
Shares redeemed	(162,441)	(102,871)	(4,259,086)	(2,844,892)
Net increase (decrease)	(889)	90,743	$(226,492)	$2,521,060
Class C
Shares sold	89,819	162,206	$2,211,760	$4,408,829
Reinvestment of distributions	41,980	23,576	962,606	596,476
Shares redeemed	(222,064)	(77,137)	(5,536,447)	(2,067,888)
Net increase (decrease)	(90,265)	108,645	$(2,362,081)	$2,937,417
Worldwide
Shares sold	17,812,491	25,541,865	$465,593,029	$707,560,818
Reinvestment of distributions	7,338,910	4,051,546	175,546,728	105,785,859
Shares redeemed	(30,843,648)	(11,038,188)	(816,878,675)	(308,523,854)
Net increase (decrease)	(5,692,247)	18,555,223	$(175,738,918)	$504,822,823
Class I
Shares sold	779,027	1,332,978	$20,400,452	$37,665,029
Reinvestment of distributions	180,011	55,805	4,282,467	1,449,814
Shares redeemed	(1,239,611)	(275,288)	(32,127,178)	(7,566,057)
Net increase (decrease)	(280,573)	1,113,495	$(7,444,259)	$31,548,786
Class Z
Shares sold	7,651,988	10,966	$205,105,406	$300,656
Reinvestment of distributions	3,156	–	74,996	–
Shares redeemed	(227,428)	–	(6,144,033)	–
Net increase (decrease)	7,427,716	10,966	$199,036,369	$300,656

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Overseas Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-A May 1, 2019 to October 31, 2019
Diversified International
Diversified International	.81%
Actual		$1,000.00	$1,059.20	$4.20
Hypothetical-B		$1,000.00	$1,021.12	$4.13
Class K	.70%
Actual		$1,000.00	$1,059.50	$3.63
Hypothetical-B		$1,000.00	$1,021.68	$3.57
International Cap Appreciation	1.05%
Actual		$1,000.00	$1,054.10	$5.44
Hypothetical-B		$1,000.00	$1,019.91	$5.35
Overseas
Overseas	.92%
Actual		$1,000.00	$1,045.40	$4.74
Hypothetical-B		$1,000.00	$1,020.57	$4.69
Class K	.81%
Actual		$1,000.00	$1,046.10	$4.18
Hypothetical-B		$1,000.00	$1,021.12	$4.13
Worldwide
Class A	1.28%
Actual		$1,000.00	$1,013.30	$6.50
Hypothetical-B		$1,000.00	$1,018.75	$6.51
Class M	1.56%
Actual		$1,000.00	$1,011.60	$7.91
Hypothetical-B		$1,000.00	$1,017.34	$7.93
Class C	2.08%
Actual		$1,000.00	$1,009.20	$10.53
Hypothetical-B		$1,000.00	$1,014.72	$10.56
Worldwide	1.00%
Actual		$1,000.00	$1,015.00	$5.08
Hypothetical-B		$1,000.00	$1,020.16	$5.09
Class I	1.00%
Actual		$1,000.00	$1,014.70	$5.08
Hypothetical-B		$1,000.00	$1,020.16	$5.09
Class Z	.87%
Actual		$1,000.00	$1,015.50	$4.42
Hypothetical-B		$1,000.00	$1,020.82	$4.43

 A Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 B 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund
Diversified International	12/09/19	12/06/19	$0.533	$0.000
Class K	12/09/19	12/06/19	$0.573	$0.000
Fidelity International Capital Appreciation Fund	12/09/19	12/06/19	$0.134	$0.621
Fidelity Overseas Fund
Overseas	12/09/19	12/06/19	$0.697	$0.000
Class K	12/09/19	12/06/19	$0.745	$0.000
Fidelity Worldwide Fund
Class A	12/09/19	12/06/19	$0.118	$1.202
Class M	12/09/19	12/06/19	$0.035	$1.202
Class C	12/09/19	12/06/19	$0.000	$1.202
Worldwide	12/09/19	12/06/19	$0.180	$1.202
Class I	12/09/19	12/06/19	$0.186	$1.202
Class Z	12/09/19	12/06/19	$0.230	$1.202

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity International Capital Appreciation Fund	$102,034,698
Fidelity Worldwide Fund	$97,455,371

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2018	–	8%	–	–	7%
Fidelity International Capital Appreciation Fund
December, 2018	–	16%	–	–	–
Fidelity Overseas Fund
December, 2018	–	2%	–	–	2%
Fidelity Worldwide Fund
December, 2018	100%	99%	90%	66%	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2018	–	100%	–	–	100%
Fidelity International Capital Appreciation Fund
December, 2018	–	100%	–	–	–
Fidelity Overseas Fund
December, 2018	–	100%	–	–	100%
Fidelity Worldwide Fund
December, 2018	100%	100%	100%	100%	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/10/18	$0.4910	$0.0630
Class K	12/10/18	$0.5360	$0.0630
Fidelity International Capital Appreciation Fund	12/10/18	$0.1140	$0.0310
Fidelity Overseas Fund
Overseas	12/10/18	$0.7503	$0.0723
Class K	12/10/18	$0.8053	$0.0723

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

IBD-ANN-1219
1.754543.119

Item 2.

Code of Ethics

As of the end of the period, October 31, 2019, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$103,000	$100	$7,400	$1,500
Fidelity International Capital Appreciation Fund	$64,000	$100	$7,100	$1,400
Fidelity Worldwide Fund	$52,000	$100	$6,300	$1,300

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$81,000	$100	$7,400	$1,900
Fidelity International Capital Appreciation Fund	$54,000	$100	$7,100	$1,600
Fidelity Worldwide Fund	$52,000	$100	$6,400	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Overseas Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$63,000	$5,200	$5,500	$2,300

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$65,000	$5,700	$5,400	$2,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2019A	October 31, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2019A	October 31, 2018A
Audit-Related Fees	$7,890,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2019A	October 31, 2018A
Deloitte Entities	$600,000	$505,000
PwC	$12,555,000	$10,955,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2019